Exhibit 10.1
Joinder Agreement No. 1

JOINDER AGREEMENT NO. 1, dated as of August 7, 2020 (this “Joinder”) to the SUPERPRIORITY SECURED DEBTOR IN POSSESSION CREDIT AGREEMENT, dated as of June 17, 2020 (the “Credit Agreement”), among INTELSAT JACKSON HOLDINGS S.A., a société anonyme existing under the laws of Luxembourg (the “Borrower”), the subsidiaries of the Borrower from time to time party thereto, as Guarantors (the “Guarantors”), the lending institutions from time to time parties thereto (each, a “Lender” and, collectively, the “Lenders”), Credit Suisse AG, Cayman Islands Branch, as the Administrative Agent and Collateral Agent and Credit Suisse Loan Funding LLC, as Lead Arranger. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Guarantors have entered into the Credit Agreement in order to induce the Administrative Agent, the Collateral Agent, the Lead Arranger and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans to the Borrower under the Credit Agreement. Section 9.11 of the Credit Agreement provides that additional Subsidiaries may become Guarantors under the Credit Agreement by execution and delivery of an instrument in the form of this Joinder. Each undersigned Subsidiary (each, a “New Guarantor”) is executing this Joinder in accordance with the requirements of the Credit Agreement to become a Guarantor under the Credit Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Administrative Agent and each New Guarantor agree as follows:

SECTION 1. In accordance with Section 9.11 of the Credit Agreement, each New Guarantor by its signature below hereby becomes a Guarantor under the Credit Agreement with the same force and effect as if originally named therein as a Guarantor, and each New Guarantor hereby (a) agrees to all the terms and provisions of the Credit Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a Guarantor in the Guarantee shall be deemed to include each New Guarantor. The Guarantee is hereby incorporated herein by reference.

SECTION 2. Each New Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that this Joinder has been duly authorized, executed and delivered by it and, subject to the Final DIP Order (if applicable to such New Guarantor), constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity and subject to mandatory Luxembourg law provisions.

SECTION 3. This Joinder may be executed by one or more of the parties to this Joinder on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any signature to this Joinder may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act

or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the Parties represents and warrants to the other Parties that it has the corporate capacity and authority to execute this Joinder through electronic means. A set of the copies of this Joinder signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Joinder shall become effective as to each New Guarantor when the Administrative Agent shall have received counterparts of this Joinder that, when taken together, bear the signatures of such New Guarantor and the Administrative Agent.

SECTION 4. Except as expressly supplemented hereby, the Credit Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

SECTION 6. Any provision of this Joinder that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Credit Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All notices, requests and demands pursuant hereto shall be made in accordance with Section 14.2 of the Credit Agreement. All communications and notices hereunder to each New Guarantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.

SECTION 8. Each New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Joinder, including the fees, disbursements and other charges of counsel for the Administrative Agent.

IN WITNESS WHEREOF, each New Guarantor and the Administrative Agent have duly executed this Joinder to the Credit Agreement as of the day and year first above written.

Intelsat Velocity Holdings LLC,
as a New Guarantor

By: Intelsat Jackson Holdings S.A., its Sole
Member

By: /s/ José Toscano
Name: José Toscano
Title: Chairman & Chief Executive Officer

INTELSAT INVOICE SERVICES LLC,
as a New Guarantor

By: Intelsat Jackson Holdings S.A., its Managing
Member

By: /s/ José Toscano
Name: José Toscano
Title: Chairman & Chief Executive Officer

[Signature page to Joinder Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Administrative Agent

By: /s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By: /s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

[Signature page to Joinder Agreement]